EX10.22G

EXECUTION COPY
OMNIBUS AMENDMENT NO. 8

This OMNIBUS AMENDMENT NO. 8, dated as of September 24, 2020 (this “Amendment”), is entered into by and among COFINA FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), CHS INC. (“CHS”), a Minnesota corporation, as Servicer (in such capacity, the “Servicer”) and as an Originator, CHS CAPITAL, LLC, as an Originator (together with CHS, the “Originators”), SANTANDER BANK, NATIONAL ASSOCIATION, as an Alternate Purchaser (in such capacity, the “Santander Committed Purchaser”) and as a Purchaser Agent (in such capacity, the “Santander Purchaser Agent”) and each of the CONDUIT PURCHASERS, COMMITTED PURCHASERS and PURCHASER AGENTS set forth on the signature pages hereto, and MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“MUFG”), as administrative agent (in such capacity, the “Administrative Agent”) and is (i) the eighth amendment to the RPA (as defined below) and (ii) the seventh amendment to the Sale Agreement (as defined below).

RECITALS

A.WHEREAS, the Seller, the Servicer, CHS, the Purchasers, the Purchaser Agents and the Administrative Agent have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017 (as amended by that certain First Amendment to Amended and Restated Receivables Purchase Agreement dated as of June 28, 2018, as amended by that certain Second Amendment to Amended and Restated Receivables Purchase Agreement dated as of August 20, 2018, as amended by that certain Omnibus Amendment No. 3, dated as of September 4, 2018, as amended by that certain Fourth Amendment and Limited Waiver to Amended and Restated Receivables Purchase Agreement, dated as of September 21, 2018, as amended by that certain Omnibus Amendment No. 5, dated as of June 27, 2019, as amended by that certain Omnibus Amendment No. 6, dated as of May 1, 2020, as amended by that certain Omnibus Amendment No. 7, dated as of June 26, 2020 and as further amended, restated, supplemented or otherwise modified through the date hereof, the “RPA”); and

B.WHEREAS, pursuant to and in accordance with Section 13.1 of the RPA, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent desire to amend the RPA as provided herein;

C.WHEREAS, the Originators and the Seller have entered into that certain Sale and Contribution Agreement, dated as of July 22, 2016 (as amended by that certain Omnibus Amendment No. 1, dated as of February 14, 2017, as amended by that certain Omnibus Amendment No. 2, dated as of July 18, 2017, as amended by that certain Omnibus Amendment No. 3, dated as of September 4, 2018, as amended by that certain Omnibus Amendment No. 5, dated as of June 27, 2019, as amended by that certain Omnibus Amendment No. 6, dated as of May 1, 2020, as amended by that certain Omnibus Amendment No. 7, dated as of June 26, 2020 and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement” and, together with the RPA, the “Agreements”); and

D.WHEREAS, pursuant to and in accordance with Section 8.1 of the Sale Agreement, the Originators, the Seller, the Administrative Agent and the Purchasers desire to amend the Sale Agreement as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions and Interpretation. Each capitalized term used but not defined herein has the meaning ascribed thereto in Appendix A to the RPA. The rules of interpretation set forth in Appendix A to the RPA are hereby incorporated as if fully set forth herein. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated herein below:

“Assigning Rabobank Committed Purchaser” means Coöperatieve Rabobank U.A., New York Branch, in its capacity as Committed Purchaser for the Rabobank Purchaser Group.

“Assignee Rabobank Committed Purchaser” means Coöperatieve Rabobank U.A.

“Assuming Rabobank Conduit Purchaser” means Nieuw Amsterdam Receivables Corporation B.V.

“Rabobank” means Coöperatieve Rabobank U.A., New York Branch.

“Rabobank Purchaser Agent” means Rabobank, in its capacity as Purchaser Agent for the Rabobank Purchaser Group.

“Rabobank Purchaser Group” means the Purchaser Group with Assuming Rabobank Conduit Purchaser, as Conduit Purchaser, Assignee Rabobank Committed Purchaser, as Committed Purchaser, and Rabobank, as Purchaser Agent.

“Santander” means Santander Bank, National Association.

“Santander Purchaser Agent” means Santander, in its capacity as Purchaser Agent for the Santander Purchaser Group.

SECTION 2. Assumption by Santander Committed Purchaser and Santander Purchaser Agent.

a.The Seller desires the Santander Committed Purchaser to become a Committed Purchaser and the Santander Purchaser Agent to become a Purchaser Agent under the RPA and upon the terms and subject to the conditions set forth in the RPA and the other Transaction Documents, the Santander Committed Purchaser agrees to become a Committed Purchaser and the Santander Purchaser Agent agrees to become a Purchaser Agent thereunder.

b.The Seller desires the Assuming Rabobank Conduit Purchaser to become a Conduit Purchaser in the Rabobank Purchaser Group under the RPA and upon the terms and subject to the conditions set forth in the RPA and the other Transaction Documents, the Assuming Rabobank Conduit Purchaser

agrees to become a Conduit Purchaser in the Rabobank Purchaser Group thereunder.

c.Upon satisfaction of the conditions specified in Section 3 of this Amendment, (i) the Santander Committed Purchaser and the Santander Purchaser Agent shall become a party to, and have the rights and obligations of a Committed Purchaser and a Purchaser Agent, as applicable, under the RPA and the other Transaction Documents as of the date of this Amendment and (ii) the Assuming Rabobank Conduit Purchaser shall become a party to, and have the rights and obligations of a Conduit Purchaser in the Rabobank Purchaser Group under the RPA and the other Transaction Document as of the date of this Amendment.

SECTION 3. Assignment and Reallocation.

a.On the date hereof, the Assigning Rabobank Committed Purchaser, hereby (i) irrevocably sells, transfers, conveys and assigns, and the Assuming Rabobank Conduit Purchaser hereby purchases from the Assigning Rabobank Committed Purchaser, all of the Purchaser Group Investment and corresponding interest in the Asset Interest, in each case, held by the Rabobank Committed Purchaser, and (ii) transfers and assigns all of its remaining rights and obligations under the RPA (after taking into consideration the transfer pursuant to clause (i) above) as a “Committed Purchaser” to the Assignee Rabobank Committed Purchaser, and the Assignee Rabobank Committed Purchaser hereby accepts such transfer.

b.After giving effect to the assignment in clause (a) above, each of the parties to this Amendment severally and for itself agrees that on and as of the date hereof, for good and valuable consideration, each of Purchaser Agent, on behalf of such Purchaser Agent’s Purchaser Group, hereby irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty, to each other Purchaser Agent, and such other Purchaser Agents, on behalf of such other Purchaser Agent’s Purchaser Group, hereby irrevocably purchases from each assigning Purchaser Agent and each assigning Purchaser Group, certain of the rights and obligations of each assigning Purchaser Agent and each assigning Purchaser Group under the RPA and each other Transaction Document in respect of (i) the Purchaser Group Investment of such assigning Purchaser Group and (ii) the Commitment of the Committed Purchasers for each such assigning Purchaser Group under the RPA such that, after giving effect to the foregoing assignment and delegation, (i) the Purchaser Group Investment of each Purchaser Group and (ii) the Commitment of the Committed Purchaser for each Purchaser Group for the purposes of the RPA and each other Transaction Document shall be as set forth on Exhibit C of the RPA, as amended by this Amendment.

c.Following the assignment in clause (b) above, on the date hereof, at the direction of the Administrative Agent, the Purchaser Agents of each Purchaser Group shall make and receive payments to and from the

Administrative Agent so that, after giving effect thereto, the Total Investment is held ratably by the Purchasers in accordance with the Ratable Share of such Purchaser’s Purchaser Group, which, for the purposes of this Section 3, will be as set forth opposite such Purchaser’s name on Exhibit C to the RPA (as amended by this Amendment).

SECTION 4. Amendments to the RPA. The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent hereby agree that the RPA is amended effective as of the date hereof as follows:

a.Sections 7.1(aa)(ii) and (iii) and Sections 7.2(q)(ii) and (iii) of the RPA are hereby amended by replacing the date “September 24, 2020” where it appears therein with the date “July 30, 2021” in its place.

b.The definition of “Concentration Overage Amount (Loans)” in Appendix A to the RPA is hereby amended by (i) deleting the word “and” at the end of clause (xvii), (ii) adding the word “and” at the end of clause (xviii) and (iii) adding the following new clause (xix) immediately after clause (xviii) therein:

“(xix) the aggregate Unpaid Balance of all Eligible Loans that are Retailer Adjusted Loans cannot exceed 20% of the aggregate Unpaid Balance of all Loans and Receivables;”.

c.Clause (ee)(ii) of the definition of “Eligible Loan” in Appendix A to the RPA is hereby amended by replacing the date “September 24, 2020” where it appears therein with the date “July 30, 2021” in its place.

d.The definition of “Eligible Loan” in Appendix A to the RPA is hereby amended by (i) deleting the word “and” at the end of clause (zz), (ii) deleting the period at the end of clause (aaa) and replacing it with the text “; and” in its place and (iii) adding the following new clause (bbb) immediately after clause (aaa) therein:

“(bbb) which is not a Retailer Adjusted Loan with a Risk Rating higher than 9 or with an original tenor greater than 18 months.”.

e.The definition of “Purchase Termination Date” in Appendix A to the RPA is hereby amended and restated in its entirety to read as follows:

““Purchase Termination Date” means the earlier of (i) July 30, 2021, (ii) the occurrence of an Event of Default and (iii) sixty (60) days following the date of receipt by each of the other parties to this Agreement of a written notice of termination provided by Seller.”.

f.The definition of “Weighted Average Interest Rate” in Appendix A to the RPA is hereby amended and restated in its entirety to read as follows:

““Weighted Average Interest Rate” means, for each Settlement Period (determined as of the last day of each calendar month), the sum, for all Loans, of the amount determined in respect of each Loan by multiplying (i) a fraction, the numerator of which is the Unpaid Balance of such Loan and the denominator of which is the Unpaid Balance of all Loans, multiplied by (ii) the applicable interest rate for such Loan; provided that each Retailer Adjusted Loan shall have an interest rate of zero for purposes of this definition.”.

g.Appendix A to the RPA is hereby amended by adding the following definition of “Retailer Adjusted Loan” in appropriate alphabetical order:

““Retailer Adjusted Loan” means any Producer Loan for which (a) the Obligor of such Loan is required to pay the Unpaid Balance of such Loan and (b) a Person other than the Obligor of such Loan is required to pay all of the interest that accrues on such Loan; provided that, for the avoidance of doubt, “Retailer Adjusted Loans” shall not include a Loan with an interest rate of zero that is designated as a Loan with a fixed rate of interest for purposes of clause (xi) of the definition of “Concentration Overage Amount (Loans)”.”.

h.Schedule I to the RPA is hereby amended and restated in its entirety in the form of Schedule I.

i.Schedule 13.2 to the RPA is hereby amended and restated in its entirety in the form of Schedule II.

j.Exhibit C to the RPA is hereby amended and restated in its entirety in the form of Schedule III:

SECTION 5. Amendments to the Sale Agreement. The Originators, the Seller, the Administrative Agent and the Purchasers hereby agree that, effective as of the date hereof, Sections 2.5 and 5.1(s)(ii) and (iii) of the Sale Agreement are hereby amended by replacing the date “September 24, 2020” where it appears therein with date “July 30, 2021” in its place.

SECTION 6. Amendments to Subordinated Note Financing Documents.

a.Each of the Parties hereby acknowledges and agrees that the notice and certifications made in clause (b) below satisfy the requirements under Section 5.1(u) of the Sale Agreement with respect to the Sub Note Financing Amendments (as defined below), including any notice requirements which shall be deemed satisfied or waived.

b.Pursuant to Section 5.1(u) of the Sale Agreement, each Originator hereby notifies the Seller, the Administrative Agent and the Purchaser Agents that concurrently herewith MUFG, CHS and CHS Capital, LLC intend to enter into an amendment to the Master Framework Agreement, dated as of September 4, 2018 (as amended by Amendment No. 1, dated as of July 23, 2019, Amendment No. 2, dated as of September 6, 2019, Amendment No. 3, dated as of June 26, 2020), by and among MUFG, as buyer and buyer agent, the other buyers from time to time party thereto, CHS, as seller and seller agent, and CHS Capital, as seller, the “Sub Note Financing Amendment”). A copy of the Sub Note Financing Amendment is attached hereto as Schedule IV. In addition, each Originator hereby represents and warrants that the Sub Note Financing Amendment could not reasonably be expected to have a material adverse effect on (i) the ability of any Originator or the Seller to perform its obligations under the Sale Agreement or any other Transaction Document, (ii) the validity or enforceability against any Originator of any Transaction Document, (iii) the value, validity, enforceability or collectability of the Assets and the Related Security (each as defined in the Sale Agreement) with respect thereto or, in each case, any material portion thereof, (iv) the status, existence, perfection, priority, enforceability or other rights and remedies of the Seller or the Administrative Agent under the Transaction Documents or associated with its respective interest in the Assets and Related Security (each as defined in the Sale Agreement) with respect thereto or (v) the business, assets, liabilities, property, operations or financial condition of any Originator.

SECTION 7. Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, all provisions of the Agreements shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreements other than as expressly set forth herein and shall not constitute a novation of the Agreements.

SECTION 8. Representations and Warranties. Each of the Seller, the Servicer and the Originators hereby represent and warrant to the Administrative Agent and the Purchasers, as of the date of this Amendment, as follows:

a.this Amendment has been duly executed and delivered by it;

b.this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);

c.no authorization or approval or other action by, and no notice to, license from or filing with, any Governmental Authority is required for the due execution, delivery and performance of this Amendment;

d.the execution, delivery and performance by it of this Amendment (i) is within its limited liability company or corporate powers, (ii) has been duly authorized by all necessary limited liability company or corporation action, and (iii) does not contravene, violate or breach (1) its organizational documents or (2) any Applicable Law; and

e.immediately after giving effect to this Amendment, (i) each of the representations and warranties of the Seller, the Servicer or the Originators, as applicable, set forth in the RPA (in the case of the Seller and the Servicer) or in the Sale Agreement (in the case of the Seller and the Originators), as modified hereby, that are qualified as to materiality are true and correct, and each not so qualified are true and correct in all material respects (except to the extent such representations and warranties explicitly refer solely to an earlier date or period, in which case they shall be true and correct as of such earlier date or period), and (ii) no Event of Termination, Unmatured Event of Termination, Servicer Termination Event or Unmatured Servicer Termination Event has occurred and is continuing.

SECTION 9. Conditions to Effectiveness. This Amendment shall become effective (the “Effective Date”) upon receipt by the Administrative Agent of:

a. executed counterparts of this Amendment; duly executed and delivered by each party hereto;

b.each of the Purchasers and the Administrative Agent shall have received all fees payable as of the Effective Date pursuant to that certain Fifth Amended and Restated Fee Letter, dated as of the Effective Date, among Seller, CHS, Administrative Agent and the Purchaser Agents; and

c.favorable opinions of legal counsel to Seller, each Originator, Servicer and Performance Guarantor, including legal opinions as to general organizational matters, enforceability and no conflicts with laws.

SECTION 10. Ratification of Performance Guaranty. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

SECTION 11. Miscellaneous.

a.This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of an originally executed counterpart.

b.Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

c.THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE POOL ASSETS OR

RELATED ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

d.Headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

e.Section 13.7 of the RPA is hereby incorporated as if fully set forth herein.

f.This Amendment is a Transaction Document and all references to a “Transaction Document” in the Agreements and the other Transaction Documents (including, without limitation, all such references in the representations and warranties in the Agreements and the other Transaction Documents) shall be deemed to include this Amendment.

g.Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC, as Seller and
Performance Guarantor

By:________________________________
Name:
Title:

CHS INC., as Servicer and an Originator and
Performance Guarantor

By:________________________________
Name:
Title:

CHS CAPITAL, LLC, as Servicer and an
Originator

By:________________________________
Name:
Title:

MUFG BANK, LTD. F/K/A THE BANK OF
TOKYO-MITSUBISHI UFJ, LTD., NEW
YORK BRANCH, as Administrative Agent, a
Committed Purchaser and Purchaser Agent for the
MUFG Purchaser Group

By:________________________________
Name:
Title:

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By:________________________________
Name:
Title:

Coöperatieve Rabobank U.A., NEW
YORK BRANCH, as Assigning Rabobank
Committed Purchaser and as Purchaser Agent for
the Rabobank Purchaser Group

By:
Name:
Title:

By:
Name:
Title:

COÖPERATIEVE RABOBANK U.A., as
Assignee Rabobank Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES
CORPORATION B.V., as Assuming Rabobank
Conduit Purchaser

By:
Name:
Title:

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a
Committed Purchaser

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as
Purchaser Agent for the PNC Purchaser Group

By:
Name:
Title:

SANTANDER BANK, NATIONAL
ASSOCIATION, as a Committed Purchaser

By:
Name:
Title:

SANTANDER BANK, NATIONAL
ASSOCIATION, as Purchaser Agent for the
Santander Purchaser Group

By:
Name:
Title:

SCHEDULE I

Schedule I

PAYMENT INSTRUCTIONS

With respect to MUFG:

Bank: MUFG Bank, Ltd.
ABA #: XXX-XXX-XXX
Account #: XXX-XXX-XXX
Account Name: VRC
Customer Name: Cofina Funding LLC

With respect to Rabobank:

Bank: JPMorgan Chase Bank, N.A.
Swift Address: CHASUS33
ABA #: XXX-XXX-XXX
Account #: XXX-XXXXXX
FAO: Rabobank International, New York Branch
Reference: Cofina Funding, LLC

With respect to Nieuw Amsterdam Receivables Corporation B.V.:

Bank: Deutsche Bank Trust Company Americas
ABA #: XXX-XXX-XXX
Account #: XXXXXX
Account Name: NYLTD Funds Control Account
Reference: PORT RABO09.1 // NieuwAm // Cofina Funding LLC

With respect to PNC:

Bank: PNC Bank National Association
ABA #: XXX XXX XXX
Account Name: Commercial Loan Department
Account #: XXXXX XXXX XXX
Reference: Cofina Funding, LLC

With respect to Santander:

Bank: Santander Bank, N.A.
BA #: XXXXXXX
Account Name: Wire Clearing Participations
Account #: XXXXXXX
Reference: Cofina Funding LLC

SCHEDULE II

SCHEDULE 13.2

ADDRESSES FOR NOTICES
If to Seller:
Cofina Funding, LLC
5500 Cenex Drive
St. Paul, Minnesota 55077
Attention: Brent Dickson
Tel: 651-355-5433
Fax: 800-232-3639
Email: brent.dickson@chsinc.com

If to Servicer

CHS Inc.
5500 Cenex Drive
St. Paul, Minnesota 55077
Attention: Brent Dickson
Tel: 651-355-5433
Fax: 800-232-3639
Email: brent.dickson@chsinc.com

If to MUFG Bank, Ltd.:

MUFG Bank, Ltd.
1221 Avenue of the Americas
New York, NY 10020
Attn: Securitization Group
Tel: 212-782-6957
Fax: 212-782-6448
Email: securitization_reporting@us.mufg.jp

If to Victory Receivables Corporation:

Victory Receivables Corporation
c/o Global Securitization Services, LLC
68 South Service Road, Suite 120
Melville, NY 11747
Attn:David V. DeAngelis
Tel: 631-930-7216
Fax:212-302-8767
Email: ddeangelis@gssnyc.com

If to Nieuw Amsterdam Receivables Corporation B.V.:

Prins Bernhardplein 200
1097 JB Amsterdam
The Netherlands
Attention: The Directors
Email: secuitisation@intertrustgroup.com
Facsimile No.: +31 (0)20 5214888

With a Copy to:

Coöperatieve Rabobank U.A. (New York Branch)
245 Park Avenue
New York, NY 10167
Attn: NYSG
Tel: 212-8-08-6816
Fax: (914) 304-9324
Email: naconduit@rabobank.com

If to Coöperatieve Rabobank U.A.:

Coöperatieve Rabobank U.A.
Coreselaan 18
3521 CB Utrecht
The Netherlands

With a Copy to:
Coöperatieve Rabobank U.A., New York Branch
245 Park Avenue
New York, NY 10167
Attn: NYSG
Tel: 212-8-08-6816
Fax: (914) 304-9324
Email: naconduit@rabobank.com

If to Coöperatieve Rabobank U.A., New York Branch:
Coöperatieve Rabobank U.A., New York Branch
245 Park Avenue
New York, NY 10167
Attn: NYSG
Tel: 212-8-08-6816
Fax: (914) 304-9324
Email: naconduit@rabobank.com

If to PNC Bank, National Association:

PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, PA 15222
Telephone: (412) 768-3090
Facsimile: (412) 762-9184
Attention: Robyn Reeher
Email: abfadmin@pnc.com

If to Santander Bank, National Association:

Santander Bank, National Association
45 East 53rd Street
New York 10022
Telephone: 212-407-4554
Facsimile: N.A
Attention: Devang Sodha
Email: devang.sodha@santander.us

SCHEDULE III

Exhibit C

Purchaser Groups

Purchaser Group: MUFG Purchaser Group Conduit Purchaser: Victory Receivables Corporation Committed Purchaser: MUFG Bank, Ltd. Purchaser Agent: MUFG Bank, Ltd.	Purchaser Group Commitment: $200,000,000

Purchaser Group:
Rabobank Purchaser Group
Conduit Purchaser
Nieuw Amsterdam Receivables Corporation B.V.
Committed Purchaser:
Coöperatieve Rabobank U.A.
Purchaser Agent:
Coöperatieve Rabobank U.A., New York Branch
Purchaser Group Commitment: $200,000,000
Purchaser Group: PNC Purchaser Group Committed Purchaser: PNC Bank, National Association Purchaser Agent: PNC Bank, National Association	Purchaser Group Commitment: $100,000,000

Purchaser Group: Santander Purchaser Group Committed Purchaser: Santander Bank, National Association Purchaser Agent: Santander Bank, National Association	Purchaser Group Commitment: $100,000,000
Purchasers’ Total Commitment: $600,000,000

Schedule IV

Sub Note Financing Amendment
[Attached.]